AMENDMENT NO. 22

TO

MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

This Amendment dated as of December 18, 2017, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the “Contract”), dated May 1, 2008, between Invesco Advisers, Inc. (the “Adviser”), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).

W I T N E S S E T H:

WHEREAS, the Trust desires to amend the Agreement to add Invesco U.S. Managed Volatility Fund;

NOW, THEREFORE, the parties agree as follows;

1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

“EXHIBIT A

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Greater China Fund

Invesco Developing Markets Fund

Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund

Invesco MLP Fund

Invesco Multi-Asset Income Fund

Invesco Pacific Growth Fund

Invesco Select Companies Fund

Invesco U.S. Managed Volatility Fund

Invesco World Bond Fund”

2.	All other terms and provisions of the Contract not amended shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Adviser

By:
Name:	John M. Zerr
Title:	Senior Vice President

INVESCO CANADA LTD.

Sub-Adviser

By:

Name:

Title:

By:

Name:

Title:

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO ASSET MANAGEMENT (JAPAN) LTD.

Sub-Adviser

By:

Name:

Title:

INVESCO HONG KONG LIMITED

Sub-Adviser

By:

Name:

Title:

INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser

By:

Name:

Title: